Exhibit 99.2


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CWABS 2004-6

Class 2A5
                    ----------------------------------------------------------------------------------------------------------
                               Fwd LIBOR                  Fwd LIBOR               Fwd LIBOR+200           Fwd LIBOR+200
------------------------------------------------------------------------------------------------------------------------------
      Loss Severity               70%                        40%                       70%                     40%
           BreakCDR              8.67                       15.64                     6.90                    12.24
  Collat Group Loss    1,041,964,450.37 (22.65%)  1,059,824,522.80 (23.04%)  831,454,047.66 (18.08%) 835,678,142.87 (18.17%)
------------------------------------------------------------------------------------------------------------------------------

Assumptions

Pricing Prepayment Speed
To Maturity
Failing Triggers
All-in Speeds
12mo Lag
100% Servicer Advance


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